COHERENT FIRST QUARTER 2027 EARNINGS November 4, 2026 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements relating to future events and expectations, including our business and financial outlook for the second quarter of fiscal 2027 and beyond. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this investor presentation involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those described in this presentation. The Company believes that all forward-looking statements made by it herein have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements herein include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) changes in demand in the Company’s end markets along with the Company’s ability to respond to such market changes; (iii) our failure to accurately estimate customer demand and future sales and/or fluctuations in purchasing patterns of customers and end users; (iv) the ability of the Company to retain and hire key employees; (v) the terms of the Company’s indebtedness and ability to service such debt (vi) the timely release of new products and acceptance of such new products by the market; (vii) the introduction of new products by competitors and other competitive responses; (viii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (ix) the risks that the Company’s stock price will not trade in line with industrial technology leaders; (x) the impact of international conflict and economic volatility in either domestic or foreign markets, including risks related to the impact of trade protection measures, such as import tariffs by the United States or retaliatory actions taken by other countries; and/or (xi) the risks relating to forward-looking statements and other “Risk Factors” identified from time to time in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2026, and our subsequently filed Quarterly Reports on Form 10-Q and Form 10-K, which filings are available from the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise. Unless otherwise indicated in this presentation, all information in this presentation is as of November 4, 2026. This presentation contains non-GAAP financial measures and key metrics relating to the Company’s past performance. We believe the presentation of these non-GAAP financial measures enhances investors' overall understanding of our historical financial performance and assists investors in comparing our performance across reporting periods. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures in the section captioned “GAAP to NON-GAAP RECONCILIATION.” The Company has not provided a quantitative reconciliation of forward-looking non-GAAP gross margin percentage, non-GAAP operating expenses, non-GAAP tax rate and non-GAAP earnings per share, because we cannot, without unreasonable efforts, forecast certain items required to develop comparable GAAP measures.  These items include, without limitation, restructuring charges; integration, site consolidation and other expenses; foreign exchange gains (losses); and share based compensation expense.  The variability of these items could significantly impact our future GAAP financial results and we believe that the inclusion of any such reconciliations would imply a degree or precision that could be confusing or misleading to investors.

Gross MARGIN and earnings per share GAAP to Non-GAAP Reconciliations

EXECUTIVE SUMMARY

RECORD RESULTS AND ACCELERATING GROWTH [(1)]

- Record Q1 revenue of $2.37B, up 56% YoY
- Non-GAAP gross margin of 40.6%, up 184 basis points YoY
- Non-GAAP EPS of $2.09, up 80% YoY
- FY27 revenue growth expected to exceed 60%
- First quarter above 45% non-GAAP gross margin expected before CY28-end

STRONG DEMAND AND MANUFACTURING EXECUTION

- Datacenter and Communications revenue grew 79% YoY, representing 82% of total revenue
- New LTAs strengthen multiyear visibility, including a PhotonLink™ agreement valued at ~$20B over five years; with revenue beginning to ramp in early CY2028
- Internal InP output capacity doubled YoY one quarter early; on track to more than double again by CY27-end

SCALE-ACROSS AND PHOTONLINK EXPAND GROWTH

- Scale-across / DCI: Q1 revenue exceeded $200M, roughly quadrupling YoY and reaching a nearly $1B annualized revenue run rate; quarterly revenue expected to roughly double from Q1 by CY2027-end
- PhotonLink: Revenue expected to exceed $100M in the March 2027 quarter and $250M per quarter before CY27-end

(1) The pro forma revenue and revenue growth numbers shown here alongside GAAP figures exclude for all periods revenue from the sale of our former Aerospace & Defense business, which closed September 2, 2025, and our Munich, Germany business, which closed January 30, 2026. Gross margins and earnings per share are based on financial results reported November 4, 2026.

COHERENT

Copyright 2026, Coherent. All rights reserved.

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REVENUE Q1 FY27 (1) The pro forma revenue and revenue growth numbers shown here alongside GAAP figures exclude for all periods revenue from the sale of our former Aerospace & Defense business, which closed September 2, 2025, and our Munich, Germany business, which closed January 30, 2026. Q1 REVENUE (1) UP 16% QoQ | 56% YoY Full-year growth accelerates: FY27 revenue growth expected to exceed 60%, more than double FY26’s rate Near-term growth expected to continue: Q2 FY27 revenue expected at $2.55B-$2.75B Next milestone remains on track: First $3B revenue quarter expected by FY27-end Growth expected to extend into FY28: Clear line of sight to the first $4B revenue quarter in FY28 KEY HIGHLIGHTS

KEY METRICS Q1 FY27 | Non-GAAP (1) OPERATING MARGIN YoY expansion +368 bps GROSS MARGIN YoY expansion +184 bps EARNINGS PER SHARE YoY growth +80% OPEX % OF REVENUE (1) See appendix for GAAP-to-non-GAAP reconciliations. YoY reduction -183 bps

KEY HIGHLIGHTS

Datacenter:

- Revenue increased 17% QoQ; 85% YoY

Communications:

- Revenue increased 34% QoQ; 84% YoY

New growth areas:

- PhotonLink™ – Revenue expected to exceed $100M in the March 2027 quarter and $250M per quarter before CY27-end
- Scale-across / DCI – Q1 revenue exceeded $200M, roughly quadrupling YoY and reaching a nearly $1B annualized revenue run rate; quarterly revenue expected to roughly double from Q1 by CY27-end
- Multi-Rail – Revenue ramp expected in the March 2027 quarter

Manufacturing and visibility:

- Internal InP output capacity doubled YoY in Q1, one quarter ahead of plan
- Customer orders increasingly extend into CY28; LTAs typically extend through the end of the decade

DATACENTER AND COMMUNICATIONS

Q1 REVENUE
UP 21% QoQ | 79% YoY



$1.1B
$1.6B
$2.0B
Q1'26
Q4'26
Q1'27

"With the breadth of our photonic technology portfolio and our manufacturing scale, we believe Coherent is uniquely well positioned to capitalize on this multi-year growth opportunity." — Jim Anderson, CEO

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KEY HIGHLIGHTS

Return to growth:

- Strong semiconductor capital equipment bookings support an expected return to growth in Q2 FY27

Semiconductor capital equipment:

- Notable bookings uptick for lasers, precision optics and engineered materials serving front-end applications

AI infrastructure:

- CO_2 lasers and zinc selenide optics enable advanced circuit-board drilling for AI servers

New growth areas:

- Thermadite xPU cooling prototypes shipping to strategic customers in Q2 FY27; revenue ramp expected in H2 CY27
- Fusion-related demand is ramping; expect fusion to contribute to Industrial growth in the coming quarters
- In quantum, we supply lasers and materials to leading quantum technology developers and are engaged in next-generation programs

INDUSTRIAL

Q1 REVENUE (1)

FLAT QoQ | YoY



$0.4B
$0.4B
$0.4B
Q1'26
Q4'26
Q1'27

"Our vertical integration—from materials and crystal growth through optics and lasers—helps us manage quality, cost, and supply in a capacity-constrained market." — Jim Anderson, CEO

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(1)) The pro forma revenue numbers shown here alongside GAAP figures exclude for all periods revenue from the sale of our former Aerospace & Defense business, which closed September 2, 2025, and our Munich, Germany business, which closed January 30, 2026.

RECENT ANNOUNCEMENTS

SEPTEMBER 21, 2026

DELIVERING COMPLETE OPTICAL SOLUTIONS FOR AI WITH PHOTONLINK™

Launched PhotonLink™, an integrated optics platform supporting CPO, NPO and emerging chip-to-chip connectivity. Anchor customers and long-term agreements are secured for both CPO and NPO, with revenue expected to begin ramping in Q4 CY26.

Read more here

SEPTEMBER 17, 2026

EXPANDING PLUGGABLE OPTICAL LINE SYSTEMS TO ENABLE AI DATACENTER NETWORKS

Expanded the Pluggable Optical Line System (POLS) portfolio with full C-band amplification in a compact QSFP form factor. Built for 800G ZR/ZR+, POLS carries up to 25.6Tbps of AI datacenter traffic over a single fiber pair and is shipping in high volume.

Read more here

AUGUST 17, 2026

ADVANCING AI THERMAL MANAGEMENT WITH 300MM SILICON CARBIDE

Began sampling 300mm high thermal conductivity silicon carbide (SiC) substrates to leading AI semiconductor partners, engineered to improve heat spreading by up to 25% versus current solutions for AI and high-performance computing.

Read more here

COHERENT

Copyright 2026, Coherent. All rights reserved.

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SECOND QUARTER FISCAL 2027 OUTLOOK (1) REVENUE $2.55 billion to $2.75 billion NON-GAAP GROSS MARGIN 40.0% to 42.0% NON-GAAP OPERATING EXPENSES $430 million to $450 million NON-GAAP TAX RATE 18% to 20% NON-GAAP EARNINGS PER SHARE $2.28 to $2.48 (1) The Company has not provided a quantitative reconciliation of forward-looking non-GAAP gross margin percentage, non-GAAP operating expenses, non-GAAP tax rate and non-GAAP earnings per share, because we cannot, without unreasonable efforts, forecast certain items required to develop comparable GAAP measures. These items include, without limitation, restructuring charges, integration, site consolidation and other expenses, foreign exchange gains (losses), and share based compensation expense. The variability of these items could significantly impact our future GAAP financial results and we believe that the inclusion of any such reconciliations would imply a degree or precision that could be confusing or misleading to investors.

Additional revenue and gross margin guidance (1) (1) The Company has not provided a quantitative reconciliation of forward-looking non-GAAP gross margin percentage, non-GAAP operating expenses, non-GAAP tax rate and non-GAAP earnings per share, because we cannot, without unreasonable efforts, forecast certain items required to develop comparable GAAP measures. These items include, without limitation, restructuring charges, integration, site consolidation and other expenses, foreign exchange gains (losses), and share based compensation expense. The variability of these items could significantly impact our future GAAP financial results and we believe that the inclusion of any such reconciliations would imply a degree or precision that could be confusing or misleading to investors. . ACCELERATING REVENUE Expect to achieve our first $3 billion revenue quarter by FY27-end Expect FY27 pro forma revenue growth to exceed 60%, more than double our FY26 pro forma growth rate Expect first $4 billion revenue quarter in FY28 EXPANDING GROSS MARGIN Expect to achieve our first quarter with non-GAAP gross margin above 45% before CY28-end

Gaap to Non-Gaap Reconciliation

Gross MARGIN Reconciliation (1) (1) Amounts may not foot due to rounding

Operating Expenses Reconciliation (1) (1) Amounts may not foot due to rounding

Income from Operations Reconciliation (1) (1) Amounts may not foot due to rounding

Net Earnings Reconciliation (1) (1) Amounts may not foot due to rounding

NET Earnings per Common Share (1) (1) Amounts may not foot due to rounding

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